Revenue and other operating income	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
Revenue and other operating income	Revenue and other operating income

(in thousands of USD)	2022				2021
	Tankers	FSO	Less: Equity-accounted investees	Total	Tankers	FSO	Less: Equity-accounted investees	Total

Pool Revenue	359,926	—	(6)	359,920	136,160	—	11	136,171
Spot Voyages	377,900	—	(540)	377,360	215,158	—	(2,890)	212,268
Revenue from contracts with customers	737,826	—	(546)	737,280	351,318	—	(2,879)	348,439

Time Charters	72,296	66,297	(21,204)	117,389	71,331	50,132	(50,132)	71,331
Lease income	72,296	66,297	(21,204)	117,389	71,331	50,132	(50,132)	71,331

Total revenue	810,122	66,297	(21,750)	854,669	422,649	50,132	(53,011)	419,770

Other operating income	—	—	—	15,141	—	—	—	10,255

For the accounting treatment of revenue, we refer to the accounting policies (see Note 1.17) - Revenue.

The increase in revenue is mainly related to the increase in pool and spot voyage revenue which is driven by improved freight rates mainly in the last quarter of 2022 compared to 2021. Notwithstanding, in 2022, there were less onhire days compared to 2021 due to a decrease in the fleet size mainly resulting from a vessel sale program completed in 2022. The latter is illustrating our fleet rejuvenation strategy.

The increase in revenue from time charters is also benefiting from these favorable market conditions triggering additional profit split earnings despite a lower number of vessels on time charter compared to 2021.

Other operating income includes revenues related to the daily standard business operation of the fleet which are not directly attributable to an individual voyage.